UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2023

CARECLOUD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873

(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCLD	Nasdaq Global Market
11% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDP	Nasdaq Global Market
8.75% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stephen Snyder, a director of the Registrant, has informed the Registrant of his decision not to stand for re-election as a director of the Registrant at the Registrant’s Annual Meeting of Shareholders, currently scheduled to be held on May 22, 2023. Mr. Snyder has indicated his intention to continue to serve as a director until the date of the Annual Meeting. Mr. Snyder’s decision not to stand for re-election is not the result of any disagreement with the Registrant or its management with respect to any matter relating to the Registrant’s operations, policies or practices. The Registrant’s Board of Directors (“Board”) has determined that effective upon the end of Mr. Snyder’s term as a director, the size of the Registrant’s Board shall be reduced from seven directors to six directors.

Following the Board’s acceptance of Mr. Snyder’s decision not to stand for re-election, the Executive Chairman expressed his gratitude and appreciation to Mr. Snyder for his 17 years of service to the Registrant.

Item 8.01	Other Events.

The Registrant is seeking a new Chief Financial Officer. Bill Korn, our current Chief Financial Officer, is leading the Registrant’s search for a new Chief Financial Officer. Mr. Korn will continue to serve as Chief Financial Officer until such time as a new Chief Financial Officer has been appointed by the Registrant. Upon the appointment of a new Chief Financial Officer, Mr. Korn will assume the role of Chief Strategy Officer with the Registrant and will continue to focus on the Registrant’s investor relations activities.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareCloud, Inc.

Date:	March 9, 2023	By:	/s/ A. Hadi Chaudhry
A. Hadi Chaudhry
Chief Executive Officer

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